UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2026

Date of Report (Date of earliest event reported)

JUPITER NEUROSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41265	47-4828381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North US HWY 1, Suite 504, Jupiter, FL	33477
(Address of principal executive offices)	(Zip Code)

(561) 406-6154

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 26, 2026, Jupiter Neurosciences, Inc. (the “Company”) received two written notices (each, a “Notice” and together, the “Notices”) from the Listing Qualifications Department of Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that (i) the listing of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) was not in compliance with the minimum bid price requirement (the “Minimum Bid Price Requirement”) as set forth under Nasdaq Listing Rule 5550(a)(2) for continued listing of its Common Stock on The Nasdaq Capital Market, as the closing bid price of the Common Stock was less than $1.00 per share for the previous 30 consecutive business days, and (ii) for the 30 consecutive business days ended February 26, 2026, the Company’s market value of listed securities (“MVLS”) closed below the $35 million threshold required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”).

Minimum Bid Price Requirement

Nasdaq Listing Rule 5550(a)(2) requires companies to maintain a minimum bid price of $1.00 per share for its securities listed on The Nasdaq Capital Market, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s shares for the 30 consecutive business days prior to the Notice (January 13, 2026 through February 25, 2026), the Company no longer meets the Minimum Bid Price Requirement.

However, under Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until August 25, 2026, to regain compliance with the Minimum Bid Price Requirement. During the 180-day period, the Company may regain compliance under Listing Rule 5550(a)(2) if the bid price for the Company’s Common Stock is at least $1.00 for a minimum period of 10 consecutive business days. Nasdaq may, in its discretion, require the Company to maintain such closing bid price for a period in excess of 10 consecutive business days, generally no more than 20 consecutive business days, before determining that the Company has regained compliance. In the event that the Company does not regain compliance with the Minimum Bid Price Requirement by August 25, 2026, the Company may be eligible for additional time to regain compliance or may face delisting. To qualify for additional time, the Company will be required to meet the MVLS Requirement and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and must provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Company meets these requirements, Nasdaq will inform the Company that it has been granted an additional 180 calendar days. However, if it appears to Nasdaq that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq will provide notice that its Common Stock will be subject to delisting. At that time, the Company may appeal the delisting determination to a hearings panel.

MVLS Requirement

Nasdaq Listing Rule 5550(b)(2) requires companies listed on The Nasdaq Capital Market to maintain a MVLS of $35 million. Based upon Nasdaq’s review of the Company’s MVLS for the last 30 consecutive business days, the Company no longer meets the MVLS Requirement.

However, under Nasdaq Listing Rule 5810(c)(3)(C), the Company has 180 calendar days, or until August 25, 2026 (the “MVLS Compliance Period”), to regain compliance with the MVLS Requirement. During the 180-day period, the Company may regain compliance if the Company’s MVLS closes at or above $35 million for a minimum of 10 consecutive business days during the MVLS Compliance Period, upon which Nasdaq will provide written confirmation of compliance and the matter will be closed. In the event that the Company does not regain compliance with the MVLS Requirement within the MVLS Compliance Period, Nasdaq staff will provide written notice to the Company that its Common Stock is subject to delisting. At that time, the Company may appeal the delisting determination to a hearings panel.

The receipt of the Notices has no immediate effect on the listing of the Company’s Common Stock, which will continue to trade uninterrupted on The Nasdaq Capital Market under the ticker “JUNS”. The Company intends to actively monitor its minimum bid price of its Common Stock and its MVLS, and, as appropriate, will consider available options to resolve the deficiencies and regain compliance with the Nasdaq Listing Rules, including, without limitation, effecting a reverse stock split. There can be no assurance that the Company will be successful in maintaining the listing of its Common Stock on The Nasdaq Capital Market.

Item 7.01 Regulation FD Disclosure.

Disclosure Channels to Disseminate Information

The Company wishes to notify the investment community and others that, in the future, it may use its corporate website (https://jupiterneurosciences.com) and various social media channels to communicate material information and to comply with its disclosure obligations under Regulation FD.

The Company has identified its social media channels for material information as follows:

X (f/k/a Twitter): @jupiterneuro

Instagram: @Nugevia

The information the Company posts on its website and social media channels may be deemed material. Accordingly, investors should monitor the Company’s website, social media channels, press releases, SEC filings and public conference calls and webcasts.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and are based on the Company’s current expectations, including the Company’s ability to regain compliance with the Nasdaq Listing Rules and maintain the listing of its Common Stock on The Nasdaq Capital Market. Forward-looking terms used may include, but are not limited to, “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “will,” “would,” “should,” “could,” “may” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking.

Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct. The Company cautions readers that actual results may differ materially from the anticipated results and encourages readers to read the risk factors contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of the Company that are filed, or will be filed, with the SEC that are or will be available on the Company’s website at https://jupiterneurosciences.com and on the website of the SEC at www.sec.gov before making any investment decisions regarding the Company’s securities. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of the Company or any other party, nor does it constitute a solicitation of any proxy or vote. Past performance is not indicative of future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER NEUROSCIENCES, INC.

Date: February 27, 2026	By:	/s/ Christer Rosén
	Name:	Christer Rosén
	Title:	Chief Executive Officer